Exhibit 99.1

Navistar International Corporation 2701 Navistar Drive Lisle, IL 60532 USA P: 331-332-5000

Media Contact: Investor Contact: Web site:	Steve Schrier, 331-332-2264 Heather Kos, 331-332-2406 www.Navistar.com/newsroom

NAVISTAR ANNOUNCES PRIVATE OFFERING OF CONVERTIBLE NOTES

LISLE, Ill., March 18, 2014 – Navistar International Corporation (NYSE: NAV) today announced that it plans to issue, subject to market conditions, $350 million of senior subordinated convertible notes due 2019. In addition, the company will grant the initial purchasers an option to purchase up to an additional $52.5 million of convertible notes. The company expects to use the net proceeds from the offering to retire a portion of its outstanding 3.00% senior subordinated convertible notes due October 2014.

The convertible notes and the shares of the company’s common stock issuable upon conversion of the notes, if any, have not been, and will not be, registered under the United States Securities Act of 1933, as amended (“Securities Act”) or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The company only plans to offer the convertible notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act.

This press release is for informational purposes only and shall not constitute an offer to sell, or the solicitation of an offer to buy, these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offer of the convertible notes will be made only by means of a private offering memorandum. This press release shall not constitute an offer to buy or the solicitation of an offer to sell any securities.

About Navistar

Navistar International Corporation (NYSE: NAV) is a holding company whose subsidiaries and affiliates produce International® brand commercial and military trucks, MaxxForce® brand diesel engines, IC Bus™ brand school and commercial buses. The company also provides truck and diesel engine service parts. Another affiliate offers financing services.

Cautionary Statement Concerning Forward-Looking Statements

Information provided and statements contained in this release that are not purely historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including those regarding the proposed offering of the securities and the anticipated use of proceeds therefrom. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this release. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of the company’s business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in the company’s filings with the Securities and Exchange Commission, including the company’s annual report on Form 10-K for the fiscal year ended October 31, 2013. Although the company believes that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by the company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for its ongoing obligations to disclose material information as required by the federal securities laws, the company does not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.